Exhibit 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of January, 2026.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of January, 2026.

/s/ Roxanne S. Austin
Roxanne S. Austin

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2026.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Vittorio Colao
Vittorio Colao

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2026.

/s/ Laxman Narasimhan
Laxman Narasimhan

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of January, 2026.

/s/ Daniel H. Schulman
Daniel H. Schulman

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of January, 2026.

/s/ Caroline A. Litchfield
Caroline A. Litchfield

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2026.

/s/ Hans E. Vestberg
Hans E. Vestberg

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Carol B. Tomé
Carol B. Tomé

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of January, 2026.

/s/ Jennifer K. Mann
Jennifer K. Mann

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”), relating to shares of Common Stock of the Company issuable pursuant to outstanding and unvested awards of restricted stock units and performance stock units initially granted by Frontier Communications Parent, Inc. (“Frontier”) under its 2021 Management Incentive Plan and 2024 Management Incentive Plan, which are to be assumed and converted into awards of time-based restricted stock units with respect to Common Stock of the Company at the effective time of the merger contemplated by the Agreement and Plan of Merger entered into by and among the Company, Frontier and France Merger Sub Inc., dated as of September 4, 2024.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Caroline Armour, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Mary-Lee Stillwell
Mary-Lee Stillwell